FILED
5th JUDICIAL DISTRICT COURT
Chaves County
7/27/2020 7:40 AM
KATIE ESPINOZA
CLERK OF THE COURT
Janet Bloomer

STATE OF NEW MEXICO
COUNTY OF CHAVES
FIFTH JUDICIAL DISTRICT COURT

MOON COMPANY, TRUSTEE OF THE O'BRIEN MINERAL TRUST,

Plaintiff,

v. **No. D-504-CV-2020-00312**

PETROLIA ENERGY CORPORATION,

Defendant.

STIPULATED DECLARATORY JUDGEMENT

THIS MATTER having come before the Court, by Plaintiff, Moon Company, Trustee of the O'Brien Mineral Trust, by and through its undersigned attorneys of record, Sanders, Brun, Coll & Worley, P.A. (Kelly Mack Cassels), and Defendant, Petrolia Energy Corporation, by and through its undersigned attorneys of record, The Domenici Law Firm, P. C. (Pete V. Domenici, Jr.), hereinafter referred to as the "Parties", and Plaintiff and Defendant having agreed, by their attorney's signatures below, that Plaintiff's declaratory claims may be settled by entering Judgment in accordance with the following Stipulated Facts and Judgment herein,

STIPULATED FACTS

1. The Court has jurisdiction of all the parties and the subject matter of this action.
2. The laws of the State of New Mexico have been complied with fully herein.
3. Plaintiff owns an undivided interest, ranging from 50% to 87.5%, in the mineral estate, and is the successor-in-interest to the lessors of the following oil and gas leases (collectively the ***Leases***) covering the following described lands in Chaves County, New Mexico:

Lease A - *Oil and Gas Lease* dated February 23, 1971 in favor of Twinlakes Oil Company and recorded at Book 132, Page 150 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 9 South, Range 28 East, NMPM:
Section 2: E/2 ✓ (A)

Lease B - *Oil and Gas Lease* dated December 7, 1972 in favor of John P. Bates and recorded at Book 142, Page 358 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 8 South, Range 29 East, NMPM:
Section 30: SE/4, SE/4SW/4 ✓ (B)
Section 31: ALL ✓ (C)
Section 32: S/2, NE/4 ✓ (D)

Township 9 South, Range 29 East, NMPM:
Section 7: ALL ✓ (E)
Section 18: ALL ✓ (F)

Lease C - *Oil and Gas Lease* dated December 7, 1972 in favor of John P. Bates and recorded at Book 142, Page 464 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 8 South, Range 29 East, NMPM:
Section 34: W/2, SE/4 NA (G)

Township 9 South, Range 29 East, NMPM:
Section 5: NW/4 N/A (H)
Section 6: N/2, SW/4 ✓ (I)

Lease D - *Oil and Gas Lease* dated July 30, 1973 in favor of J. M. Huber Corporation and recorded at Book 146, Page 20 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 9 South, Range 29 East, NMPM:
Section 5: SW/4
Section 6: SE/4

Lease E - *Oil and Gas Lease* dated February 1, 1974 in favor of Donald G. Stevens and recorded at Book 148, Page 7 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 8 South, Range 28 East, NMPM:
Section 25: SW/4

Lease F - *Oil and Gas Lease* dated July 1, 1974 in favor of J. M. Huber Corporation and recorded at Book 149, Page 739 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 8 South, Range 29 East, NMPM:
Section 18: ALL
Section 19: ALL
Section 29: NW/4

Township 9 South, Range 28 East, NMPM:
Section 12: S/2

Lease G - *Oil and Gas Lease* dated October 25, 1978 in favor of Stevens Oil Company and recorded at Book 176, Page 40 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 8 South, Range 29 East, NMPM:
Section 31: W/2

Lease H - *Oil and Gas Lease* dated November 7, 1978 in favor of Stevens Oil Company and recorded at Book 176, Page 42 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 8 South, Range 29 East, NMPM:
Section 30: SE/4SW/4, SE/4
Section 31: E/2

Lease I - *Oil and Gas Lease* dated December 7, 1979 in favor of Stevens Oil Company and recorded at Book 186, Page 778 of the Chaves County Clerk's Records and covering the mineral estate underlying the following described property:

Township 9 South, Range 28 East, NMPM:

Section 12: N/2

4. Defendant was the lessee of the Leases.

5. The Parties have come to an agreement to terminate the Leases.

6. The Parties have agreed to terminate the litigation in his matter.

7. The Parties have agreed that from the date of entry of this Judgment Plaintiff has the sole and exclusive right to produce oil, gas, other hydrocarbons and all other minerals from the mineral estate encumbered by the Leases and owned by Plaintiff.

8. The Court shall declare that Defendant, from the date this Judgement is entered, has no right to produce oil, gas, other hydrocarbons and any other minerals from the mineral estate encumbered by the Leases and owned by Plaintiff.

IT IS THEREFORE ORDERED, ADJUDGED, AND DECREED that the Leases are terminated; that Plaintiff has the sole and exclusive right to produce oil, gas, other hydrocarbons and all other minerals from the mineral estate encumbered by the Leases and owned by Plaintiff; that Defendant has no right to produce oil, gas, other hydrocarbons and or any other minerals from the mineral estate encumbered by the Leases and owned by Plaintiff.

Thomas E. Lilley

DISTRICT JUDGE

Stipulated to by:

DOMENICI LAW FIRM, P. C.

By: */s/ Pete V. Domenici, Jr.*
Pete V. Domenici, Jr.
320 Gold Ave. Suite 1000
Albuquerque, NM 87102
(505) 883-6250
pdomenici@domenicilaw.com
Attorneys for Defendant

And

SANDERS, BRUIN, COLL, & WORLEY, P. A.

By: ______________________
Kelly Mack Cassels
701 West Country Club Road
Roswell, New Mexico 88201
(575) 662-5440
kmc@sbcw.com
Attorneys for Plaintiff